Credit Suisse Future of Energy Conference
WASHINGTON, DC • JUNE 2 - 4, 2010

Some of the statements contained in today’s presentations are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by the Private Securities Litigation Reform Act of
1995. These statements include all financial projections and any declarations regarding management’s intents, beliefs or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,”
“plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of such terms or other comparable terminology. Any forward-looking statements are not guarantees of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-
looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. A number of factors could cause actual results or outcomes to differ materially from those indicated by the forward-
looking statements contained in this presentation. These factors include, but are not limited to, prevailing governmental policies and regulatory actions affecting the energy industry, including with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power expenses, and present or prospective wholesale and retail competition; changes in and compliance with environmental and safety laws and policies; weather conditions; population growth rates and demographic patterns; competition for retail and wholesale customers; general economic conditions, including potential negative impacts resulting from an economic downturn; growth in demand, sales and capacity to fulfill demand; changes in tax rates or policies or in rates of inflation; rules and changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; restrictions imposed by Federal and/or state regulatory commissions, PJM and other regional transmission organizations (NY ISO, ISO New England), the North American
Electric Reliability Council and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that affect our business and profitability; pace of entry into new markets; volatility in market demand and prices for energy, capacity and fuel; interest rate fluctuations and credit market concerns; and effects of geopolitical events, including the threat of domestic terrorism. Readers are referred to the most recent reports filed with the Securities and Exchange
Commission.
Safe Harbor Statement

Previous Forecast
25 - 30%
70 - 75%
Current Forecast
5 - 10%
90 - 95%
Regulated T&D
Competitive Energy/Other

Forecast Business Mix Based on 2011-2014 Projected Operating Income
PHI’s Strategic Repositioning
• We have been repositioning PHI over the last year
 – Wind-down of retail energy supply business at Pepco Energy Services
 – Announced sale of Conectiv Energy
• PHI will become fundamentally a regulated T&D company with significantly reduced direct exposure to the energy commodity markets

PHI
Pepco Holdings, Inc

atlantic city electric
A PHI Company

delmarva power
A PHI Company

pepco
A PHI Company

pepco
Energy Services

- Build profitable market share in the energy performance contracting business focused on government customers

• Invest in T&D infrastructure
• Implement Blueprint for the Future - AMI, energy efficiency, demand response, decoupling
• Achieve constructive regulatory outcomes
• Increase operational excellence
Power Delivery
• Increase earnings contribution from energy services
Pepco Energy Services
Note: See Safe Harbor Statement at the beginning of today’s presentation.
PHI’s Strategic Focus

Our plan positions us for significant long-term growth in both transmission and distribution.
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Power Delivery Business Outlook
• Over $5.4 billion in planned infrastructure investment over next 5 years
• Accelerated smart grid deployment backed by $168 million in stimulus grants
• Revenue growth through continued modest, long-term growth in the number of customers - comparatively strong, resilient economy
• Achieving constructive regulatory outcomes - ongoing rate cases, decoupling, FERC formula and incentive rates
• Continued improvement in operating performance - safety, customer satisfaction, reliability, cost

Pepco Holdings, Inc

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Dollars in Millions
2010
2011
2012
2013
2014
Transmission
Distribution

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Dollars in Millions
$738 M
$1,089 M
$1,212 M
$1,228 M
$1,194 M
2010
2011
2012
2013
2014
Atlantic City Electric Company
Delmarva Power
Potomac Electric Power Co

Total = $5,461 M
$ 738M
$1,089M
$1,212M
$1,228M
$1,194M
MAPP
$1,130 M
Transmission
$1,165 M
Blueprint
$302 M
Other
$349 M
Distribution
$2,515 M
* DOE awarded PHI $168 million under the ARRA. $130 million has been netted in the charts to offset projected
 Blueprint and other capital expenditures. The remaining $38 million will offset ongoing expenses associated with direct load control and other programs. See appendix for details.
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Construction Program* - 2010 - 2014

PHI
Pepco Holdings Inc

Projected Year-End Rate Base

$10,000
$8,000
$6,000
$4,000
$2,000
$0
Millions
12.4% CAGR (2009-2014)
$7,050
$7,858
2009
2010
2011
2012
2013
2014
Electric Distribution
Gas Distribution
Transmission

Power Delivery - The Driver of Growth
Total Rate Base
Growth - 80%
Electric Distribution Rate
Base Growth - 49%
Transmission Rate
Base Growth - 185%
* See appendix for projection by utility.
$4,765
$8,563
$5,357
$6,123
$3,425
$3,749
$4,087
$4,417
$4,725
$5,115
$218
$226
$237
$243
$249
$252
$1,122
$1,382
$1,799
$2,390
$2,884
$3,196
*
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Philadelphia
Wilmington
Baltimore
Dover
Washington, DC
Burches Hill
Chalk Pt.
Cambridge
Georgetown
Indian River
Possum Pt.
Vienna
Salisbury
North Anna
Calvert Cliffs

500kV AC
640kV DC
Nuclear Generation
Fossil Generation
Substation
Key
 :
MAPP - Project Update
Total Projected Construction cost: $1.2 billion
Current In-Service Date: June 2014
Note: See Safe Harbor Statement at the beginning of today’s presentation.
 PJM
 • 2010 RTEP study underway, to be
 completed in June
 • RTEP study will re-examine need and
 timing for major transmission projects in
 PJM
 • Preliminary results show reactive
 deficiencies in MAAC and EMAAC in
 2015; various alternatives under study
 • Exelon (930 MW) and NRG (Indian River
 - 170 MW) unit retirements recently
 announced

 Approvals
 • CPCN procedural schedule suspended
 pending 2010 RTEP study completion
 • Field reviews with state and federal
 environmental agencies continuing for
 Southern Maryland portion

 Ongoing Work
 • Proposed route through Dorchester
 County announced - only section needing
 new right-of-way
 • Environmental, engineering, and right-of-
 way acquisition activities continuing
 • No construction activities ongoing

Projected Construction Costs: $334 million (1)
Other Expenditures: $241 million (2)
(1) Net of DOE Reimbursement
(2) Demand Response and energy efficiency program costs are recorded as deferred regulatory assets
Combines smart grid technology with energy
efficiency programs to help customers control
their energy use and cost, while providing
earnings potential for the Company
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Blueprint for the Future
• Advanced Metering Infrastructure
 – Meter installation underway in DE, regulatory asset
 approved
 – Meter installation to begin in DC in 4Q2010, regulatory
 asset approved
• Energy efficiency and demand response programs
 – Demand response programs approved in MD and NJ,
 recovery through a surcharge; pending in DC
 – Energy efficiency approved in MD and DC, recovery
 through a surcharge
• Revenue decoupling
 – Implemented in MD and DC; 66% of total distribution
 revenue is decoupled
 – To be implemented in DE following resolution of
 electric distribution base rate case (3Q2010)
• Innovative rate structures
 – Dynamic pricing proposals pending in DC and DE

Pepco Holdings, Inc

Cumulative Number of Endpoints in 000s
0
50
100
150
200
250
300
350
400
450
500
7.4
10.3
22.2
35.3
68.5
93.1
139
184
229
274
319
364
409
433
433
433
132
182
232
282
332
382
433
Nov 09
Dec 09
Jan 10
Feb 10
Mar 10
Apr 10
May 10
Jun 10
Jul 10
Aug 10
Sep 10
Oct 10
Nov 10
Dec 10
Jan 11
Feb 11
Installations
Activations

 Delaware Deployment Schedule
Note: See Safe Harbor Statement at the beginning of today’s presentation.
AMI - Under Construction in Delaware
Customer Benefits (Delaware)
2010
• Automated meter reading
• Remote connect and disconnect
• Web presentment of customers’
 energy usage data
• Outage processing
2011
• Dynamic Pricing
• Customer outage notification

Yes
No
11%
89%

38%
44%
6%
<1%
6%
Very satisfied
Somewhat satisfied
Somewhat dissatisfied
Very dissatisfied
Not sure

Would you recommend PowerCentsDC
electricity pricing to your friends and family?
Overall, were you satisfied, neutral, or
dissatisfied with the PowerCentsDC program?
Source: eMeter Corp. Survey 2009
PowerCents DC
Innovative Rate Structure -
Customer Benefits
• Pilot program in the District of Columbia to
 test customers’ response to different pricing
 schemes
• Rates designed to be revenue neutral
 – Average customer pays same bill if no
 peak load reduction
• 92% of participants saved money
 – Average of 7.8%

Customers Experiencing a Sustained Outage
Scheme Not Initiated - Type of Fault
Scheme Not Initiated - Communication Error
Number of Customers
1400
1200
1000
800
600
400
200
0
1169
292
1325
170
1169
1169
1279
460
1169
1169
1169
292
1279
460
6/13/2008
6/30/2008
9/6/2008
11/24/2008
4/25/2009
5/13/2009
7/23/2009
Occurrences Since June 13, 2008
without ASR
with ASR

Goals
• Create “self-healing” distribution feeder from the
 substation to customer’s location
• Reduce sustained outages caused by outage of
 entire feeder
• Segment feeders into several sections using
 remote controlled switches or automatic
 reclosers
How it works
• Automatic Sectionalizing and Reclosing (ASR)
 scheme on the feeder opens closed switches to
 isolate the problem
• ASR restores the other sections by reclosing the
 feeder breaker and/or closing open tie switches
 to other feeders
• Generally ASR operates in less than a minute -
 restoring most customers
50% reduction in sustained outages
Real Life Example
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Benefits - Distribution Automation

PHI
Pepco Holdings, Inc

Jurisdiction	Status*	Forecasted 2010 % Regulated Distribution Revenue
Pepco/DPL – MD	Implemented June 2007	42%
Pepco – DC	Implemented November 2009	24%
DPL – DE	To be implemented following resolution of the electric distribution base rate case, third quarter 2010	13%
ACE – NJ	Filed request for approval, August 2009	21%

Advantages of decoupling:
• Fosters energy conservation as it aligns the interests of customers and utilities
• Eliminates revenue fluctuations due to weather and changes in customer usage patterns
• Provides for more predictable utility distribution revenues
• Provides for more reliable fixed-cost recovery
* DPL - DE Gas decoupling to be implemented following base rate case decision expected in first quarter 2011.
79%
66%
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Decoupling Status

Timely Cost Recovery
• Transmission
 – FERC Formula Rates
 – CWIP in rate base (Mid-Atlantic Power Pathway project)
 – Current year recovery of projected capital additions
• Distribution
 – Rate case activity to continue
 • Permitted to file partially forecasted test years adjusted for known and measurable costs
 – Decoupling in place in MD and DC; to be implemented in DE
 – Deferred regulatory assets
 • AMI costs (DE, DC)
 – Surcharges
 • Energy efficiency programs (MD, DC)
 • Demand response programs (MD)
 • Bad debt expense (NJ)
 • State and local taxes (MD, DC)
 – Procurement cost adjustment mechanisms

We are positioned to provide an attractive total return
to our shareholders and growth for the future
Note: See Safe Harbor Statement at the beginning of today’s presentation.
POM Investment Case
• Robust T&D growth - Over $5 billion planned investment, 42% in transmission
• Smart grid underway - aided by $168 million in stimulus funds
• Constructive regulatory outlook - including FERC formula rates
• No equity issuance needs until at least 2012
• Commitment to the current dividend
• Clear value proposition - fundamentally a regulated T&D business

Credit Suisse Future of Energy Conference
WASHINGTON, DC • JUNE 2 - 4, 2010

Appendix

Sales (GWh)*		Forecasted Annual Average Growth			
			Sales		Customer	
	2009	2010	2009-2010	2009-2014	2009-2010	2009-2014
Pepco	26,530	26,930	1.5%	1.5%	1.0%	0.9%
Delmarva Power	12,515	12,508	-0.1%	0.6%	0.9%	1.2%
Atlantic City Electric	9,738	9,839	1.0%	1.0%	0.9%	1.0%
Total Power Delivery	48,783	49,277	1.0%	1.1%	0.9%	1.0%

*Weather Normalized Sales

Sales and Customer Growth
While the economic downturn has slowed growth, we expect
continued growth over the long-term across our service territory.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Millions
$16
$90
$445
$24
$179
$11
$70
$538
$246
$235
$17
$42
$608
$317
$245
$4
$8
$625
$297
$298
$4
$92
$648
$246
$208
2010
2011
2012
2013
2014
Transmission
MAPP
Distribution
Blueprint
PES/Other

$754
$1,100
$1,229
$1,232
$1,198
Construction Expenditures*
* Shown net of DOE Capital Reimbursement Awards, excludes Conectiv Energy
Total projected capital expenditures are $5.5 billion over 5 years
Note: See Safe Harbor Statement at the beginning of today’s presentation.

$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Millions
$170
$962
$326
$1,048
$649
$1,142
$988
$1,407
$1,308
$1,581
2009
2010
2011
2012
2013
11.3% Return on Equity
12.8% Return on Equity

Projected Transmission Earnings by Rate Year (June 1 - May 31)
Millions of dollars, after-tax	2010-11	2011-12	2012-13	2013-14	2014-15
Earnings - 11.3% ROE	$54	$59	$65	$79	$89
Earnings - 12.8% ROE	$11	$21	$42	$63	$84
Projected Earnings	$65(2)	$80	$107	$142	$173
Note: See Safe Harbor Statement at the beginning of today’s presentation.
$1,132
$1,374
$1,791
$2,395
$2,889
(1) Projected earnings based on a simplified computation: projected year end rate base x 50% equity x authorized returns on equity. Projected earnings are shown for the rate year June 1 through May 31.
(2) The 2009-10 rate year produced a true-up of $7.2 million after-tax, to be recorded in the first half of 2010.
Projected Transmission Rate Base
Transmission Rate Base and Earnings(1)

RTEP* Projects Granted
150 Basis Points ROE Adder

In-Service Year for Rate Recovery

Utility/Transmission Project	2008	2009	2010	2011	2012	2013	Total
(Millions of Dollars)							
Pepco							
Brighton	–	$35.3	–	–	–	$18.0	**$53.3**
Dickerson	–	–	–	$12.0	–	–	**$12.0**
Burches Hill	–	–	–	$34.6	$12.7	$30.8	**$78.1**
Delmarva Power							
Red Lion	–	$20.0	–	–	–	–	**$20.0**
Cool Springs	–	–	$15.0	–	–	–	**$15.0**
Oak Hall to Wattsville	–	–	$9.0	–	–	–	**$9.0**
Indian River	–	–	$6.4	$8.0	$19.2	–	**$33.6**
Atlantic City Electric							
Orchard / Mickleton	$58.6	$4.7	$5.0	$8.4	–	–	**$76.7**
Total	**$58.6**	**$60.0**	**$35.4**	**$63.0**	**$31.9**	**$48.8**	**$297.7**

* PJM's Regional Transmission Expansion Plan is a grid-wide plan based on bulk power system reliability to ensure a stable economic regional market. The Plan is updated annually and approved by the independent PJM Board.

District of Columbia (Pepco)
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Program set-up & material procurement
Automated Deployment System Integration
Customer Benefits System Integration
Field Deployment - Communications Equipment
Field Deployment - Meters
Dynamic Pricing and Rate Options

Maryland (Pepco)
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Program set-up & material procurement
Automated Deployment System Integration
Customer Benefits System Integration
Field Deployment - Communications Equipment
Field Deployment - Meters
Dynamic Pricing and Rate Options

AMI - Pepco Schedule
* Contingent on Maryland regulatory approval
Note: See Safe Harbor Statement at the beginning of today’s presentation.
*

Construction Costs

(Millions of Dollars)	2008A	2009A	2010	2011	2012	2013	2014	Total
Advanced Metering Infrastructure (AMI)								
Atlantic City Electric[1]	$ -	$ -	$ -	$ -	$ -	$ 8	$ 92	**$ 100**
Delmarva Power[1]	-	12	49	18	40	-	-	**119**
Pepco[1]	-	-	43	89	19	-	-	**151**
AMI System Improvements	4	11	13	21	-	-	-	**49**
Meter Data Management System	3	2	10	-	-	-	-	**15**
Sub Total	$ 7	$ 25	$ 115	$ 128	$ 59	$ 8	$ 92	**$ 434**
DOE Reimbursement[2]	-	-	(25)	(58)	(17)	-	-	**(100)**
Total	**$ 7**	**$ 25**	**$ 90**	**$ 70**	**$ 42**	**$ 8**	**$ 92**	**$ 334**

Demand Response and Energy Efficiency Expenditures – 2010-2014[3]

	2010	2011	2012	2013	2014	Total
Pepco - District of Columbia	$ 6	$ 11	$ 5	$ 1	$ 1	**$ 24**
Pepco - Maryland	43	50	26	25	25	**169**
Delmarva - Delaware	-	4	5	3	2	**14**
Delmarva - Maryland	13	14	13	8	8	**56**
Atlantic City Electric - New Jersey	2	3	3	5	1	**14**
Sub Total	$64	$82	$52	$42	$37	**$277**
DOE Reimbursement[2]	(11)	(15)	(10)	-	-	**(36)**
Total	**$ 53**	**$ 67**	**$ 42**	**$ 42**	**$ 37**	**$ 241**

(1) Installation of AMI in Maryland and New Jersey is contingent on regulatory approval.

Blueprint for the Future - Updated Costs
 (2) DOE awarded PHI $168 million under the ARRA. $100 million will offset Blueprint construction costs and $30 million will offset other capital expenditures. $36 million will offset expenses associated with direct load control programs.
 (3) Demand response and energy efficiency program costs are recorded as deferred regulatory assets.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Pepco		Delmarva Power		Total	
2008	$	5	$	1	$	6
2009		22		8		30
2010		7		17		24
2011		129		117		246
2012		201		116		317
2013		114		183		297
2014		70		176		246
2015		-		55		55
TOTAL	$	548	$	673	$	1,221

MAPP - Construction Costs*
(Millions of Dollars)
• In-service dates currently under review by PJM, which may affect timing of certain expenditures.
• Construction costs based on proposed route through Dorchester County, announced on 5/5/10.
* 2008 and 2009 actual costs; 2010 through 2015 planned costs
Note: See Safe Harbor Statement at the beginning of today’s presentation.

- Recent distribution rate case decisions have continued to reflect adherence to key ratemaking precedents
- Regulators have been supportive of cost recovery for AMI, energy efficiency and demand response initiatives
- Regulators have been supportive of decoupling efforts in Maryland, the District of Columbia and Delaware
- Formula rates in place at FERC

2009 Rate Base*
NJ 16%
MD 26%
DE 13%
DC 21%
FERC 24%

* Based on estimated year-end rate base.

Regulatory Diversity
Regulatory Environment

DPL – DE Electric	Pepco – MD	DPL – DE Gas
Initial Filing Date	9/18/09	12/30/09	Initial Filing July 2010
Docket/Case No.	09-414	9217	TBD
Staff/OPC Testimony	2/10/10	4/8/10	TBD
Rebuttal Testimony	3/19/10	4/30/10	TBD
Evidentiary Hearings	4/15 – 5/26/10	5/10 – 5/14/10	TBD
Initial Briefs	6/22/10	6/14/10	TBD
Reply Briefs	7/1/10	6/25/10	TBD
Expected Timing of Decision	September 2010	July 2010	February 2011

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Distribution Rate Cases - Timeline